Business Combinations (Tables)	12 Months Ended
Dec. 31, 2013
Business Combinations
Summary of the aggregate consideration paid and the aggregate amounts of the assets acquired and liabilities assumed

	December 31,
	2013	2012
Accounts receivable	$20.1	$28.9
Inventory	161.6	123.7
Other current assets	2.7	0.6
Property and equipment	34.1	64.2
Indefinite-lived intangibles	191.4	115.1
Other non-current assets	9.0	0.7
Current liabilities	(79.5)	(59.7)
Non-current liabilities	(1.3)	(23.3)
Total cash used in acquisitions	338.1	250.2

Summary of unaudited consolidated pro forma results of operations

	Year Ended December 31,
	2013	2012
Revenues	$15,136.2	$14,026.4
Income from continuing operations	264.2	221.9
Net income	260.5	214.8
Income from continuing operations per diluted common share	$2.92	$2.46
Net income per diluted common share	$2.88	$2.38